Magnolia Oil & Gas First Quarter 2023 Earnings Presentation May 4, 2023 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Jim Johnson – Vice President, Finance, IR & Treasurer Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or service, including the impacts of actions taken by OPEC and other state-controlled oil companies ; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, EBITDAX, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 13, adjusted EBITDAX reconciliation is shown on page 14 of the presentation, adjusted net income is shown on page 15, and adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin reconciliations are shown on page 9. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

First Quarter 2023 Key Financial Metrics

- 1Q23 total production grew 10% Y-o-Y to 79.3 Mboe/d, with D&C capital of $140 million
- Actions were taken during the first quarter to reduce 2023 D&C capital spending to be between $440 - $460 million, or at least 10% lower than previous guidance and below the prior year spending levels
- Revised capital plan is expected to deliver full-year 2023 production growth in the range of 5 to 7%
- Continue to gain operating efficiencies in Giddings, with our Giddings-weighted activity program continuing to drive total company annual production growth
- Returned $76.4 million(1) to shareholders during 1Q23, inclusive of $51.3 million of share repurchases (2.4 million shares) and $25.1 million of dividends, while maintaining a sturdy cash balance of $667 million

Item	1Q23	1Q22	% Change
Total Production (Mboe/d)	79.3	71.8	10%
Giddings and Other Production as a % of total	66%	60%	6%
Revenue ($ MM)	$308	$378	(18%)
Adjusted EBITDAX ($ MM) (2)	$217	$298	(27%)
Adjusted Net Income ($ MM) (2)	$119	$209	(43%)
D&C Capex ($ MM)	$140	$83	68%
Free Cash Flow ($ MM) (2)	$61	$198	(69%)
Cash Balance ($ MM)	$667	$346	93%
Weighted average diluted shares outstanding (MM) (3)	213.9	227.4	(6%)

(1) Includes $5.5 MM of share repurchases incurred during the first quarter, but settled during the second quarter of 2023.
(2) Adjusted EBITDAX, Adjusted Net Income, and Free Cash Flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see pages 14, 15 and 13.
(3) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding.

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1Q 2023 Cash Flow Reconciliation 675 214 12 25 46 139 667 0 100 200 300 400 500 600 700 800 900 1,000 Cash 12/31/22 Cash Flow from Operations Changes in Working Capital and Other Dividends Common Stock Repurchases D&C and Facilities Capital Cash 3/31/23 (1) (4)(3)(2) (In millions) (1) Cash flow from operations before changes in working capital. (2) Comprised of $9 MM of working capital changes including capital accruals and $3 MM in other investing and financing activities. (3) Includes $23 MM of dividends paid to Class A shareholders and $2 MM of distributions to noncontrolling interest holders. (4) Comprised of $46 MM Class A Common Stock. 4

Share Repurchase Summary Through 1Q 2023 5 Share Reduction Summary (Million Shares) • Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 27.8(1) million shares of Class A common stock as well as 26.9 million shares of Class B common stock, for a total reduction of 54.7 million shares, or approximately 21% of the diluted shares outstanding as of the authorization date. ‒ Repurchased 2.4 million shares during 1Q23. • Magnolia plans to continue to opportunistically repurchase at least 1% of the total shares outstanding each quarter. • There are 6.5 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021. (1)

Magnolia Oil & Gas – Differentiated Dividend Framework 6 • The quarterly dividend rate of $0.115 per share is a 15% increase from 2022. • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan and demonstrates the quality of our assets. • Our approach is meant to appeal to long-term investors who seek dividend safety, moderate and regular dividend growth, and a dividend that is paid out of actual earnings. • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product price environment ($55 oil and $3.50 natural gas), and within our current cost structure. • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise while providing a secure and growing dividend. Dividend Principles  Secure & Sustainable – Dividend is safe, and supported by our strong balance sheet, prudent spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of earnings generated by the business, and will not exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these regular dividend payments to grow annually based on execution of our plan, which includes moderate production growth and share reduction $0.28/share $0.40/share $0.46/share 2021 2022 2023 43% Increase 15% Increase Note: Dividend of $0.28 per share represents annual run rate relating to 2021 results under initial semi-annual dividend framework.

Magnolia Oil & Gas – Summary Balance Sheets 7 (in thousands) March 31, 2023 December 31, 2022 Cash $667,284 $675,441 Current assets 153,062 175,306 Property, plant and equipment, net 1,582,252 1,533,029 Other assets 173,456 188,809 Total assets $2,576,054 $2,572,585 Current liabilities $311,244 $340,273 Long-term debt, net 390,982 390,383 Other long-term liabilities 106,751 101,738 Total equity 1,767,077 1,740,191 Total liabilities and equity $2,576,054 $2,572,585

$400 $450 2023 2024 2025 2026 1Q 2023 Capital Structure and Liquidity Overview 8 Capital Structure Overview • Maintaining low financial leverage profile ‒ Currently have a net cash position of $267 MM ‒ Net Debt / Q1 annualized adjusted EBITDAX of -0.3x • Current Liquidity of $1.1 billion, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Borrowing Base $0 Credit Facility Borrowings (as of 3/31/23) 6.00% Senior Unsecured Notes Capitalization Summary As of 3/31/2023 Cash and Cash Equivalents $667 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $1,767 Net Debt / Q1 Annualized Adjusted EBITDAX -0.3x Net Debt / Total Book Capitalization -12% Liquidity Summary As of 3/31/2023 Cash and Cash Equivalents $667 Credit Facility Availability $450 Liquidity (1) $1,117

$ / Boe, unless otherwise noted For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Revenue $43.18 $58.44 Total Cash Operating Costs: Lease Operating Expenses (1) (5.87) (4.41) Gathering, Transportation & Processing (1.78) (2.45) Taxes Other Than Income (2.70) (3.23) Exploration Expense - (0.86) General & Administrative Expense (2) (2.30) (2.23) Total Adjusted Cash Operating Costs (3) (12.65) (13.18) Adjusted Cash Operating Margin (3) $30.53 $45.26 Margin % 71% 77% Non-Cash Costs: Depreciation, Depletion, and Amortization (9.90) (8.21) Impairment of oil and natural gas properties (4) (2.20) - Asset Retirement Obligations Accretion (0.12) (0.12) Non-cash stock based compensation (0.53) (0.45) Total non-cash costs (12.75) (8.78) Operating Income Margin $17.78 $36.48 Add back: Impairment of oil and natural gas properties (4) 2.20 - Adjusted Operating Income Margin (3) $19.98 $36.48 Margin % 46% 62% Magnolia Oil & Gas – Margin and Cost Structure 9 (1) Lease operating expenses exclude non-cash stock based compensation of $0.4 MM, or $0.06 per boe, and $0.2 MM, or $0.04 per boe, for the quarters ended March 31, 2023 and 2022, respectively (2) G&A expenses exclude non-cash stock comp of $3.4 MM, or $0.47 per boe, and $2.7 MM, or $0.41 per boe, for the quarters ended March 31, 2023 and 2022, respectively (3) Adjusted cash operating costs, adjusted cash operating margin and adjusted operating income margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (4) The proved property impairment was related to the natural gas well located in St. Martin Parish, Louisiana. $15.26/Boe $16.50/Boe 92% of the decrease in Adjusted Operating Margin is due to price

Commitment to Sustainability 10 ENVIRONMENTAL SOCIAL GOVERNANCE Air Emissions Reduced our 2021 GHG intensity rate by 9.5% compared to 2020, following an 8.2% reduction in 2019 Flaring Do not conduct routine flaring; reduced our 2021 gas flared as a percent of total production by 72% compared to 2019 Fugitive Emissions Integrate vapor recovery towers and units into storage tanks to minimize fugitive emissions Surface Impacts Use pad drilling to significantly reduce surface acreage needed for operations Groundwater Routinely install 7 alternating layers of steel and cement as a barrier between wellbores and groundwater Workforce Health & Safety Have not recorded a fatal accident in connection with our operations since the company’s inception Training In 2022, full-time field employees each received an average of 37 hours of safety training Diversity As of December 31, 2022, 25% of our employees were women (39% in our Houston corporate office) and 30% identified as a member of a minority group, as defined by the U.S. EEOC(1) Compensation In 2022, every Magnolia employee received a minimum of 1,000 shares under our long-term incentive program Workplace Flexibility We offer a workplace flexibility program to eligible employees who can work from home effectively Board Independence 71% of board members are independent Board Diversity 29% of board members are women; 14% identify as a member of a minority group Executive Compensation Ratio of 2022 Chief Executive Officer’s compensation to median employee’s compensation was 22.26 to 1 Say-on-Pay More than 92% of stockholders approved say-on-pay at 2022 Annual Meeting of Stockholders Oversight Expanded the duties of our Nominating and Corporate Governance Committee to include formal oversight of ESG policies and practices Magnolia 2022 Sustainability Report is Available on Our Website Under the Sustainability Tab (1) U.S. Equal Employment Opportunity Commission

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~22,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~460,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 5/2/2023			$19.96
Common Shares Outstanding [(1)]			212 million
Market Capitalization			$4.2 billion
Long-term Debt – Principal			$400 million
Cash as of 3/31/2022			$667 million
Total Enterprise Value			$4.0 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	22,785	459,246	482,031
1Q23 Net Production (Mboe/d) [(2)]	27.0	52.3	79.3

~482,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
0 5 10 20 30 40 50 60
Miles
Bell
Real
Bandera
Kendall
Comal
Caldwell
Guadalupe
Bexar
Uvalde
Medina
Gonzales
Wilson
Atascosa
Karnes
Victoria
Calhoun
Matagorda
Harris
Walker
Madison
Austin
Bastrop
Lee
Washington
WILSON
KARNES
DE WITT
GOLIAD

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings includes other production not located in the Giddings Field.

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Free Cash Flow Reconciliations 13 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Net cash provided by operating activities $219,823 $238,869 Add back: Changes in operating assets and liabilities (5,647) 29,343 Cash flows from operations before changes in operating assets and liabilities $214,176 $268,212 Additions to oil and natural gas properties (138,645) (84,230) Changes in working capital associated with additions to oil & gas properties (14,977) 13,946 Free cash flow(1) $60,554 $197,928

Adjusted EBITDAX Reconciliations 14 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (2) The proved property impairment was related to the natural gas well located in St. Martin Parish, Louisiana. (in thousands) For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Net income $106,677 $208,620 Exploration expenses 11 5,538 Asset retirement obligation accretion 841 789 Depreciation, depletion and amortization 70,701 53,106 Interest (income) expense, net (487) 9,357 Income tax expense 19,605 18,100 EBITDAX (1) $197,348 $295,510 Impairment of oil and natural gas properties (2) 15,735 - Non-cash stock based compensation expense 3,772 2,885 Adjusted EBITDAX (1) $216,855 $298,395

Adjusted Net Income Reconciliation 15 (1) The proved property impairment was related to the natural gas well located in St. Martin Parish, Louisiana. (2) Represents corporate income taxes at an assumed annual effective tax rate of 19.6% for the quarter ended March 31, 2023. (3) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (4) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Net income $106,677 $208,620 Adjustments: Impairment of oil and natural gas properties (1) 15,735 - Change in estimated income tax(2) (3,089) - Adjusted Net Income (3) $119,323 $208,620 (in thousands) Total Share Count For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Diluted weighted average shares of Class A Common Stock outstanding during the period 192,054 183,163 Weighted average shares of Class B Common Stock outstanding during the period (4) 21,827 44,267 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (4) 213,881 227,430

Magnolia Oil & Gas – Operating Highlights 16 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Production: Oil (MBbls) 3,221 2,816 Natural gas (MMcf) 12,650 12,378 Natural gas liquids (MBbls) 1,812 1,586 Total (Mboe) 7,141 6,465 Average daily production: Oil (Bbls/d) 35,788 31,289 Natural gas (Mcf/d) 140,552 137,532 Natural gas liquids (Bbls/d) 20,129 17,624 Total (Boe/d) 79,342 71,835 Revenues (in thousands): Oil revenues $239,122 $262,667 Natural gas revenues 27,771 56,580 Natural gas liquids revenues 41,489 58,592 Total Revenues $308,382 $377,839 Average Sales Price: Oil (per Bbl) $74.24 $93.28 Natural gas (per Mcf) 2.20 4.57 Natural gas liquids (per Bbl) 22.90 36.94 Total (per Boe) $43.18 $58.44 NYMEX WTI (per Bbl) $76.11 $94.38 NYMEX Henry Hub (per Mcf) $3.45 $4.92 Realization to benchmark: (1) Oil (% of WTI) 98% 99% Natural gas (% of Henry Hub) 64% 93%

Magnolia Oil & Gas – Production Results 17 Combined Karnes Giddings & Other Combined Karnes Giddings & Other For the Quarter Ended March 31, 2023 For the Quarter Ended March 31, 2022 Production: Oil (MBbls) 3,221 1,409 1,812 2,816 1,487 1,329 Natural gas (MMcf) 12,650 3,238 9,412 12,378 3,549 8,829 Natural gas liquids (MBbls) 1,812 487 1,325 1,586 526 1,060 Total (Mboe) 7,141 2,436 4,705 6,465 2,605 3,860 Average Daily Production Volume: Oil (MBbls/d) 35.8 15.7 20.1 31.3 16.5 14.8 Natural gas (MMcf/d) 140.6 36.0 104.6 137.5 39.4 98.1 Natural gas liquids (MBbls/d) 20.1 5.4 14.7 17.6 5.8 11.8 Total (MBoe/d) 79.3 27.0 52.3 71.8 28.9 42.9